SKYLINE FUNDS(R)

311 South Wacker Drive, Suite 4500
Chicago, Illinois 60606
(800) 828.2759

STATEMENT OF ADDITIONAL INFORMATION
March 1, 2002, as Supplemented March 28, 2002

--------------------------------------------------------------------------------

     Skyline Special Equities Portfolio is a series of Skyline Funds ("Skyline"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Skyline Funds Prospectus for Skyline Special Equities Portfolio dated March 1, 2002, and any supplement to that Prospectus. The Prospectus can be obtained without charge by calling or writing to Skyline.

TABLE OF CONTENTS

                                                        PAGE
                                                        ----
SKYLINE                                                    2

SHARES                                                     2

INVESTMENT POLICIES                                        2

INVESTMENT RESTRICTIONS                                    4

PERFORMANCE INFORMATION                                    6

PRINCIPAL SHAREHOLDERS                                    10

MANAGEMENT OF SKYLINE                                     10

INVESTMENT ADVISORY SERVICES                              14

CODE OF ETHICS                                            16

PORTFOLIO TRANSACTIONS AND BROKERAGE                      16

PURCHASE AND REDEMPTION OF SHARES                         18

TAXES                                                     19

GENERAL INFORMATION                                       19

FINANCIAL STATEMENTS                                      20

APPENDIX A - FINANCIAL STATEMENTS                        A-1

SKYLINE

     Skyline was organized as a Massachusetts business trust on February 4, 1987, and is an open-end, diversified management investment company. Skyline currently has one series of shares, Skyline Special Equities Portfolio, which began operations April 23, 1987. Skyline's name was changed from "Skyline Fund" to "Skyline Funds" effective as of April 25, 1997, pursuant to an amendment to its Agreement and Declaration of Trust. As used in this Statement of Additional Information, "Special Equities Portfolio" means Skyline Special Equities Portfolio. Special Equities Portfolio is also sometimes referred to as the "Fund." Skyline Asset Management, L.P. (the "Adviser") provides investment advisory and administrative services to the Fund.

SHARES

     Under the terms of Skyline's Agreement and Declaration of Trust, Skyline may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. Currently, there is one series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share is entitled to participate pro rata in any dividends and other distributions declared by Skyline's board of trustees on shares of that series. All shares have equal rights in the event of liquidation of that series.

     Each Skyline share has one vote and fractional shares have fractional votes. As a Massachusetts business trust, Skyline is not required to hold annual shareholder meetings. However, Skyline may call special meetings to elect or remove trustees, change fundamental policies or approve an investment advisory agreement. Upon request of at least 10% of the outstanding shares of Skyline, Skyline will call a special meeting of shareholders for a purpose that requires action by the shareholders.

     Under Massachusetts law, the shareholders of Skyline may, under certain circumstances, be held personally liable for Skyline's obligations. However, Skyline's Agreement and Declaration of Trust disclaims liability of shareholders, Skyline's trustees, and Skyline's officers for acts or obligations of Skyline or the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by Skyline or the board of trustees. Skyline's Agreement and Declaration of Trust provides for indemnification out of the assets of the Fund of all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and Skyline itself is unable to meet its obligations.

INVESTMENT POLICIES

     TEMPORARY INVESTMENTS. To manage cash inflows or in anticipation of redemptions, the Fund may, from time to time, take temporary investment positions that are inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest, without limitation, in high-quality fixed-income securities and may hold assets in cash or cash equivalents. Taking such a position might prevent the Fund from achieving its investment objective.

     EQUITY SECURITIES. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in equity securities. The Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

     REPURCHASE AGREEMENTS. The Fund may invest up to 5% of its net assets in repurchase agreements. Repurchase agreements involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase and the Fund to resell the instrument, at a fixed price, including yield, within a specified term. The Fund could suffer a loss and increased expense in connection with the sale of the securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. The Fund did not invest in repurchase agreements in the most recent fiscal year and has no present intention of investing in repurchase agreements in the coming year.

     FOREIGN SECURITIES. The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund does not expect to invest more than 5% of its net assets in foreign securities, including securities representing underlying shares of foreign issuers like ADRs, EDRs and GDRs.

     Investment in foreign securities may represent a greater degree of risk than investment in securities of domestic issuers. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements. Although the Fund attempts to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

     PORTFOLIO TURNOVER. The portfolio turnover rate of Special Equities Portfolio was 92% in 2000 and 93% in 2001. Although the Fund does not purchase securities with an expectation of rapid turnover, no limitations exist on the length of time that portfolio securities must be held. At times, the Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons, such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of a mutual fund that has a primary objective of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year, but is expected to be less than 100%. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. (See "Distributions and Taxes" in the Fund's Prospectus, and "Taxes" in this Statement of Additional Information.)

INVESTMENT RESTRICTIONS

     Skyline has adopted certain fundamental investment restrictions that may not be changed without the approval of a majority of the Fund's outstanding shares. The Fund's fundamental investment restrictions are as follows:

     The Fund may not:

     1. Issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (including the amount borrowed) (the Fund will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.

     2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

     3. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers' acceptances.

     4.   Acquire securities of any one issuer which at the time of investment
     (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of any one issuer.

     5. Invest more than 5% of its assets (measured at the time of investment) in securities of any issuer with less than three years operating history (including predecessors).

     6. Sell securities short or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

     7. Invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.

     8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

     9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     Skyline also has adopted the following additional restrictions and policies with respect to the Fund (which may be changed by the board of trustees without shareholder approval). Under these additional policies and restrictions, the Fund may not:

     A. Invest in companies for the purpose of exercising control or management.

     B. Acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund.

     C.   Invest in securities of other open-end investment companies.

     D. Invest more than 15% of its net assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements which expire in excess of seven days.

     E. Invest less than 65% of its total assets in common stocks of small-capitalization issuers.

     F.   Invest in financial futures, options, or options on financial futures.

     G.   Invest in commodities or commodity contracts.

PERFORMANCE INFORMATION

     From time to time Skyline may quote total return performance data for the Fund. Total return for a period is the percentage change in value during the period of an investment in the Fund's shares including the value of shares acquired through reinvestment of all dividends and capital gains distributions. An average annual total return for a given period may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. Average annual total return is computed as follows:

              ERV = P(1+T)/n/

Where:        P =   a hypothetical initial investment of $1,000
              T =   average annual total return
              n =   number of years
              ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period at the end of the period
                    (or fractional portion thereof)

     Skyline may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return
(After Taxes on Distributions) is computed as follows:

               ATV  = P(l+T)/n/
                  D

     Where:    P = a hypothetical initial investment of $1,000
               T = average annual total return (after taxes on distributions) n = number of years
               ATV = ending value of a hypothetical $1,000 investment made
                  D at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

          Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

               ATV   = P(l+T)/n/
                  DR

     Where:    P = a hypothetical initial investment of $1,000
               T = average annual total return (after taxes on distributions and redemption)
               n = number of years
               ATV   = ending value of a hypothetical $1,000 investment made at
                  DR the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

     For example, total return and average annual total return (before and after taxes) at December 31, 2001 of an investment of $1,000 in Special Equities Portfolio were:

                                                                 CUMULATIVE      AVERAGE ANNUAL
                                                                    TOTAL             TOTAL
                                                                 RETURN (%)        RETURN (%)
                                                               ---------------   ---------------
RETURN BEFORE TAXES
     1 Year                                                              13.92                --
     5 Years                                                             54.27              9.06
     10 Years                                                           295.64             14.74
     Life of the Fund (April 23, 1987)                                  607.62             14.24
RETURN AFTER TAXES ON DISTRIBUTIONS
     1 Year                                                              13.92                --
     5 Years                                                             45.18              7.74
     10 Years                                                           209.92             11.98
     Life of the Fund (April 23, 1987)                                  409.26             11.71
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
     1 Year                                                               8.48                --
     5 Years                                                             39.73              6.92
     10 Years                                                           188.68             11.18
     Life of the Fund (April 23, 1987)                                  367.50             11.06

     Total return and average annual total return figures assume reinvestment of all dividends and distributions. Income taxes are not taken into account. The Fund's performance figures are not a guarantee of future results. The Fund's performance is a result of conditions in the securities markets, portfolio management, and operating expenses. Although total return information is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Fund's returns may vary greatly over short periods of time and may be materially different by the time you receive this statement of additional information. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT www.skylinefunds.com.

     In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. The comparison of the Fund to an alternative investment should consider differences in features and expected performance.

     The Fund may also note (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines that might mention Skyline and the Fund include, but are not limited to, the following:

Barron's                                Investor's Daily
Bloomberg Personal Finance              Kiplinger's Personal Finance
Business Week                           Los Angeles Times
Changing Times                          Money
Chicago                                 The Mutual Fund Letter
Chicago Tribune                         Mutual Fund Values (Morningstar)
Chicago Sun-Times                       Newsweek
Crain's Chicago Business                The New York Times
Consumer Reports                        Pensions and Investments
Consumer Digest                         Personal Investor
Financial Planning                      Smart Money
Financial World                         Time
FA Advisor                              USA Today
Forbes                                  U.S. News and World Report
Fortune                                 The Wall Street Journal
Institutional Investor                  Worth
Investment News

     When a newspaper, magazine, or other publication mentions Skyline or the Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-to-earnings, price-to-sales, and price-to-book value ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; and (iii) descriptions of the economic and market outlook generally and for the Fund, in the view of Skyline, the research group, the investment team or the Adviser.

     Various newspapers and publications including those listed above may also make mention of the Adviser or the Fund's research group or investment teams. Members of the research group, the investment team or the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Fund may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Fund. Biographical and other information about the Fund's research group or investment teams, including information about awards received by that group or teams or mentions of that group or team in the media, may also be described or quoted in Fund advertisements or sales literature.

     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Fund may be compared to stock market indexes or averages including the following:

Dow Jones Industrial Average           New York Stock Exchange Composite Index
Russell 1000 Index                     American Stock Exchange Composite Index
Russell 2000 Index                     Nasdaq Over-the-Counter Composite Index
Russell 2500 Index                     Nasdaq Over-the-Counter Industrials Index
Russell 3000 Index                     (These indexes generally reflect the
Russell MidCap Index                   performance of stocks traded in the
Russell 2000 Value Index               indicated markets.)
Standard & Poor's Small Cap 600 Index
Standard & Poor's 500 Stock Index
Standard & Poor's MidCap 400 Index
Wilshire 5000
Wilshire 4500
Wilshire Quantum Small Value Index
Wilshire Next 1750 Index
Wilshire Quantum Small Cap Index
(These indexes are widely recognized
indicators of general U.S. stock
market results.)

     The Fund's performance may also be compared to mutual fund industry indexes or averages, including the following: Value Line Index; Lipper Small-Cap Value Index; Lipper Small-Cap Core Index; Lipper Small-Cap Growth Index; Lipper Small-Cap Aggressive Equity Index; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Fund Average; Morningstar General Equity Average; Morningstar MidCap/Value Average; Morningstar Small Cap Growth Average; and Morningstar Small Cap Value Average.

     Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") classify, calculate, and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

Moreover, the Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the Fund's return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with the Fund's three-, five- and ten-year Morningstar Rating metrics.

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Fund may use Ibbotson's historical data regarding the Consumer Price Index. The Fund may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Skyline to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

PRINCIPAL SHAREHOLDERS

     The only persons known by Skyline to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the Fund as of January 31, 2002 were Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 27.6%, Hartford Life Insurance Co., as a trustee for a deferred compensation plan, which held 12.2% and Boston Safe Deposit and Trust as a trustee for the benefit of Eastman Kodak employees, which held 7.2% of the shares of Special Equities Portfolio. The address of Charles Schwab & Co., Inc. is 101 Montgomery Street, San Francisco, California 94104. The address of Hartford Life Insurance Co. is P.O. Box 2999, Hartford, Connecticut 06104. The address of Boston Safe Deposit and Trust is 135 Santilli Highway, Everett, Massachusetts 02149.

MANAGEMENT OF SKYLINE

     The board of trustees has overall responsibility for the conduct of Skyline's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by Skyline's shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline's shareholders. Skyline's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

     The trustees elect the officers of Skyline. The officers serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified.

     The names of the trustees and officers of Skyline, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

NAME, POSITION(S) WITH
  SKYLINE AND AGE AT        YEAR FIRST ELECTED OR       PRINCIPAL OCCUPATION(S) DURING
   JANUARY 31, 2002          APPOINTED TO OFFICE               PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------------------   --------------------   ----------------------------------------   --------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF SKYLINE:

WILLIAM L. ACHENBACH, 59,           1995           President, W.L. Achenbach & Associates,    None
Trustee                                            Inc., a financial counseling firm.

PAUL J. FINNEGAN, 48,               1995           Managing Director, Madison Dearborn        Rural Cellular
Trustee                                            Partners, Inc., a venture capital firm.    Corporation,
                                                                                              Allegiance Telecom,
                                                                                              Inc., Completel
                                                                                              Europe LLC, Focal
                                                                                              Communications,
                                                                                              Telemundo Group

DAVID A. MARTIN, 50,                1995           Attorney and Principal, Righeimer,         None
Trustee                                            Martin & Cinquino, P.C., a law firm.

RICHARD K. PEARSON, 62,             1998           Director and President, First DuPage       First Community Bank
Trustee                                            Bank (Westmont, IL) since June 1999 and    (Milton, WI)
                                                   Director and President, First DuPage
                                                   Bancorp, Inc.(Westmont, Illinois) since
                                                   November 1998. Previously, Director,
                                                   Citizens Savings Bank (Anamosa, Iowa)
                                                   from February 1998 to January 2001 and
                                                   Director and President, LaSalle Bank,
                                                   Westmont (Westmont, Illinois) from 1994
                                                   to 1997.

TRUSTEE WHO IS AN INTERESTED PERSON OF SKYLINE:

WILLIAM M. DUTTON,* 48,             1995           Managing Partner, Research and Portfolio   None
President and Trustee                              Management, Skyline Asset Management,
                                                   L.P. and registered representative,
                                                   Funds Distributor, Inc. Portfolio
                                                   Manager (Special Equities Portfolio)
                                                   until 2001.


----------

* Mr. Dutton is an "interested person" of Skyline, as defined in the Investment Company Act of 1940, because he is an officer of the Adviser.

NAME, POSITION(S) WITH
  SKYLINE AND AGE AT        YEAR FIRST ELECTED OR       PRINCIPAL OCCUPATION(S) DURING
   JANUARY 31, 2002          APPOINTED TO OFFICE               PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------------------   --------------------   ----------------------------------------   --------------------
OFFICERS OF SKYLINE:

STEPHEN F. KENDALL, 47,             1998           Partner and Chief Operating Officer,       None
Executive Vice President,                          Skyline Asset Management, L.P., since
Treasurer and Secretary                            January 1998. Previously, Regional Vice
                                                   President, Metro Region, Nabisco Biscuit
                                                   Company.

GEOFFREY P. LUTZ, 51,               1995           Partner, Institutional Marketing,          None
Executive Vice President                           Skyline Asset Management, L.P. and
                                                   registered representative, Funds
                                                   Distributor, Inc.

MICHAEL MALONEY, 40,                1995           Partner, Research and Portfolio            None
Senior Vice President                              Management, Skyline Asset Management,
                                                   L.P.

MICHELE M. BRENNAN, 30,             1998           Director of Fund Marketing, Skyline        None
Vice President                                     Asset Management, L.P. and registered
                                                   representative, Funds Distributor, Inc.

     The address of Messrs. Dutton, Kendall, Lutz, and Maloney and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are: William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 22902; Paul J. Finnegan, Three First National Plaza, Suite 3800, Chicago, Illinois 60602; David
A. Martin, 20 North Clark Street, Suite 1900, Chicago, Illinois 60602; and Richard K. Pearson, 520 North Cass Avenue, Westmont, Illinois 60559.

     Messrs. Pearson and Dutton serve as members of the Executive Committee. The Executive Committee generally has the authority to exercise the powers of the board of trustees during intervals between meetings. During the 2001 fiscal year, the Executive Committee did not meet.

     Messrs. Achenbach, Finnegan, Martin and Pearson serve as members of the Committee of the Independent Trustees, which functions as an audit committee and it is anticipated that, effective in March, it will also function as a governance committee. Functioning as an audit committee, the Committee makes recommendations to the board of trustees regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit. Functioning as a governance committee, it is anticipated that the Committee will make recommendations to the board of trustees regarding Board committees and committee assignments, the composition of the board of trustees, candidates for election as non-interested trustees and compensation of non-interested trustees, and oversees the process for evaluating the functioning of the board of trustees. Neither the Committee nor the board of trustees will consider shareholder recommendations regarding candidates for election as trustees; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of Skyline. During the 2001 fiscal year, the Committee of the Independent Trustees met twice.

     The trustees of Skyline who are not "interested persons" of Skyline, as defined in the Investment Company Act of 1940 (the "1940 Act"), receive from Skyline an annual aggregate retainer of $8,000 and a fee of $500 for each meeting of the board of trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. During the fiscal year ended December 31, 2001, the trustees of Skyline who were not "interested persons" of Skyline received from Skyline an annual aggregate retainer of $6,000 and a fee of $400 for each meeting of the board of trustees (or any committee thereof) attended and were reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The following table sets forth compensation paid by Skyline during the fiscal year ended December 31, 2001, to each trustee of Skyline. Skyline has no retirement or pension plans. The trustees and officers affiliated with Skyline do not receive compensation from Skyline.

                                            AGGREGATE COMPENSATION
NAME OF TRUSTEE                               FROM SKYLINE FUNDS
----------------------------------------   -------------------------
     William L. Achenbach                                     $8,800
     William M. Dutton(1)                                       None
     Paul J. Finnegan                                          8,400
     David A. Martin                                           8,400
     Richard K. Pearson                                        8,800

(1)  Indicates an "interested person" of Skyline, as defined in the 1940 Act.

     Effective January 1, 2002, Skyline instituted a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of Skyline to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of Skyline when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of Special Equities Portfolio or the First American Funds, Inc. Prime Obligations Fund and First American Funds, Inc. Government Obligations Fund, as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years.

     As a group, the trustees and officers owned beneficially 1.4% of Special Equities Portfolio as of February 1, 2002. The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the trustees of Skyline in Special Equities Portfolio. The dollar range for the securities represented in the table was determined using the net asset value of a share of the Fund as of the close of business on February 15, 2002.

                                           DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE                               BENEFICIALLY OWNED AT 12/31/01
----------------------------------------   ---------------------------------
     William L. Achenbach                                    $50,001-100,000
     William M. Dutton(1)                                      over $100,000

                                           DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE                                        BENEFICIALLY OWNED
----------------------------------------   ---------------------------------
     Paul J. Finnegan                                          over $100,000
     David A. Martin                                           over $100,000
     Richard K. Pearson                                        over $100,000

(1)  Indicates an "interested person" of Skyline, as defined in the 1940 Act.

     No trustee who is not an interested person of the Fund owns beneficially or of record, any security of the Adviser, Funds Distributor, Inc. (the "Distributor") or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

INVESTMENT ADVISORY SERVICES

     The Adviser provides investment advisory and administrative services to Skyline for Special Equities Portfolio pursuant to an Investment Advisory Agreement dated May 28, 1998 (the "Agreement"). In addition to managing the Fund, the Adviser provides investment management services to individuals, trusts, retirement plans, endowments and foundations. The Adviser is a Delaware limited partnership that was formed in 1995. The general partner of the Adviser is Affiliated Managers Group, Inc. ("AMG") and the limited partners are corporations wholly owned by Messrs. Dutton, Lutz, Maloney, Kendall, Mark Odegard and William Fiedler, respectively. AMG is a publicly traded Delaware corporation which acquires interests in investment management firms. AMG has its offices at 600 Hale Street, Prides Crossing, MA 01965.

     Under the Agreement, the Adviser pays all of the Fund's ordinary costs and expenses attendant to operating the Fund except the advisory fees, fees paid to non-interested trustees, organization and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal accounting, or other costs or expenses not incurred in the course of Skyline's ongoing operation.

     For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the Fund's ordinary operating expenses, the Adviser is paid a monthly comprehensive fee from the Fund based on the Fund's average daily net assets. Under the Agreement, the Fund pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million.

     The Adviser has agreed that it will reimburse the Fund to the extent that, in any fiscal year, the aggregate expenses of the Fund, including the advisory fee, trustees' fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of Skyline's ongoing operation, exceed an annual rate of 1.75% of the average daily net assets of Special Equities Portfolio. Reimbursement, if any, is made monthly.

     The Fund paid comprehensive management fees to the Adviser totaling $5,004,776, $3,575,489 and $5,246,839 in the fiscal years ended December 31,
2001, 2000 and 1999, respectively.

     The Agreement provides that the Adviser shall not be liable for any loss suffered by Skyline or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from the Adviser's reckless disregard of its obligations and duties under the Agreement.

     The Agreement may be continued from year to year only so long as its continuance is approved annually (a) by the vote of a majority of the trustees of Skyline who are not "interested persons" of Skyline or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of trustees of Skyline or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. At a meeting of the board of trustees of the Fund held on May 22, 2001, called in part for the purpose of voting on the renewal of the Agreement, the Agreement was renewed through May 31, 2002 by the unanimous vote of the trustees present at the meeting, and the unanimous vote of the "non-interested" trustees of the Fund voting separately. The trustees considered, among other things, the nature and quality of services provided by the Adviser, the profitability to the Adviser of its relationship with the Fund, fall-out benefits from that relationship, economies of scale and comparative fees and expense ratios. The Agreement is terminable with respect to the Fund without penalty, on 60 days' notice, by the trustees of Skyline or by vote of a majority of the outstanding shares of the Fund, or, on not less than 90 days' notice, by the Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     The Adviser specializes in investing in stocks of companies with small market capitalizations. A team of experienced investment professionals manages Special Equities Portfolio. Portfolio management responsibilities are divided among a research group that is comprised of investment teams each covering specific sectors of the small cap universe.

     The members of the research group that have portfolio management responsibility are:

     WILLIAM M. DUTTON. Mr. Dutton is the managing partner, research and portfolio management, of the Adviser. Prior to Skyline Funds, Mr. Dutton was employed at Mesirow Financial starting in 1980 as a securities analyst in the Brokerage Division and transferring to Mesirow's Asset Management Division in 1984. From 1984 to 2001, he was a portfolio manager responsible for managing small capitalization equity portfolios. Mr. Dutton graduated with a Bachelor of Arts degree in English Literature from Princeton University and received a Master's degree in Accounting from the University of Illinois. He is a Certified Public Accountant.

     WILLIAM F. FIEDLER. Mr. Fiedler is a partner, research and portfolio management, of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Fiedler was a registered securities and commodities representative with J.F. Dalton Associates. Mr. Fiedler holds a Bachelor of Arts degree from Ripon College and a M.B.A. degree in Finance from the University of Wisconsin-Madison.

     MICHAEL MALONEY. Mr. Maloney is a partner, research and portfolio management, of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. He was also formerly employed by Harris Associates L.P. as a computer research assistant. Mr. Maloney earned his Bachelor of Arts degree from DePaul University and his M.B.A. degree in Finance from the University of Wisconsin-Madison.

     MARK N. ODEGARD. Mr. Odegard is a partner, research and portfolio management, of the Adviser, joining the firm in 1995. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co. Mr. Odegard received his Bachelor of Science and M.B.A. degrees from DePaul University. He is a Certified Public Accountant and Chartered Financial Analyst.

CODE OF ETHICS

     The 1940 Act and rules thereunder require that Skyline and the Adviser establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Skyline might take advantage of that knowledge for their own benefit. Skyline and the Adviser have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of Skyline from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by Skyline and the Adviser to detect and prevent conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Portfolio transactions are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, the Adviser makes a judgment of the usefulness of the research information provided by a broker to the Adviser in managing the Fund. Although the information, E.G., data or recommendations concerning particular securities, sometimes relates to the specific transaction placed with the broker, the research predominately consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects useful to the Adviser in advising Skyline and other accounts.

     The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Fund are reviewed periodically by Skyline's board of trustees.

     In certain cases, the Adviser may obtain products or services from a broker that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, the Adviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Adviser personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser through brokerage commissions generated by client transactions. The Adviser pays the provider in cash for the non-research portion of its use of these products or services.

     The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions. However, the board of trustees of Skyline recognizes that it is important for the Adviser, in performing its responsibilities to Skyline, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of Skyline to take into account the value of the information received for use in advising Skyline. Consequently, the commission paid to a broker providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which receipt of such information may reduce the expenses of the Adviser in providing management services to Skyline is not determinable. In addition, the board of trustees understands that other clients of the Adviser also may benefit from the information obtained for Skyline, in the same manner that Skyline also may benefit from information obtained by the Adviser in performing services for others.

     Transactions of Skyline in the over-the-counter market and the third market are executed with primary market makers acting as principals except where it is believed that better prices and execution may be obtained from others.

     The Adviser is further authorized to allocate the orders placed by it on behalf of Skyline to brokers and dealers who provide research services to Skyline or the Adviser. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to the policy of seeking the best price and execution as stated above, sales of shares of Skyline by a broker-dealer may be considered by the Adviser in the selection of broker-dealers to execute portfolio transactions for Skyline.

     Although investment decisions for Skyline are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both Skyline and one or more other advisory clients. If both Skyline and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten offerings) paid by Special Equities Portfolio during the periods indicated. No commissions were paid to persons who were affiliated persons of Skyline as of the time such payments were made.

                                                    Fiscal Year Ending
                                                       December 31,
                                    2001                   2000                   1999
                            --------------------   --------------------   --------------------
Aggregate commissions         $2,166,551(100%)       $1,362,194(100%)      $1,418,582 (100%)

     Of the aggregate brokerage commissions paid during the fiscal year ending December 31, 2001, Special Equities Portfolio paid $820,046 to brokers who furnished research services, and such brokers effected transactions aggregating 37.9% of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities Portfolio.

     The Adviser may place brokerage transactions with brokers affiliated with the distributor for Skyline, Funds Distributor, Inc. Commissions paid to such brokers in any transaction will not exceed those paid by Skyline in similar transactions to other brokers.

PURCHASE AND REDEMPTION OF SHARES

     Purchases and redemptions are discussed in the Prospectus under the headings "Types of Accounts," "Information on Purchasing Shares," "Information on Redeeming Shares," and "Shareholder Services." All of that information is incorporated herein by reference. For services provided by a broker-dealer or other intermediary (called an "intermediary") with respect to Fund shares held by that intermediary for its customers, the Adviser may pay the intermediary a fee of up to forty basis points of the annual average value of those accounts.

     NET ASSET VALUE. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., central time, but sometimes earlier) each day it is open for trading. The net asset value per share of the Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

     Investments are stated at current value. Securities listed or admitted to trading on a national securities exchange or the Nasdaq National Market are valued at the last sales price or, if there have been no sales on the valuation date, at the most recent bid price. Other securities traded over-the-counter are valued at the last reported bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be valued at a fair value as determined in good faith by or under the direction of Skyline's board of trustees.

     The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     REDEMPTION IN KIND. Skyline currently intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders having shares of the Fund with a minimum value of $5,000. The Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended). There are no separate charges to shareholders under the Withdrawal Plan.

     Withdrawals are not dividends and to the extent that the amount of the checks received under the Withdrawal Plan exceeds the amount of dividends or capital gains distributions credited to the shareholder's account, the payment will constitute a depletion of the principal in the shareholder's account. Withdrawals made concurrently with purchases of additional shares may be inadvisable because of tax consequences. A Withdrawal Plan may be terminated at any time upon written notice by the shareholder or Skyline.

TAXES

     Skyline intends for the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund so qualifies, it generally will not be subject to federal income or excise tax if substantially all of its taxable income and capital gains are distributed to shareholders. If Skyline fails to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to Skyline's shareholders.

GENERAL INFORMATION

     CUSTODIAN AND TRANSFER AGENT. U.S. Bank, N.A., P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of the securities and other assets of Skyline. As Custodian, U.S. Bank, N.A. is responsible for, among other things, safeguarding and controlling Skyline's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline's investments. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are not affiliates of the Adviser or its affiliates.

     INDEPENDENT AUDITORS. Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 serves as Skyline's independent auditors, providing services including (i) audit of the annual financial statements,
(ii) assistance in connection with Securities and Exchange Commission filings, and (iii) review of the annual income tax returns filed on behalf of the Fund.

     DISTRIBUTOR. The shares of the Fund are offered for sale on a continuous basis through Funds Distributor, Inc. (the "Distributor"), a subsidiary of The BISYS Group, Inc., without any sales commissions or charges to the Fund or to their shareholders. The Distributor acts pursuant to a written Distribution Agreement with Skyline which continues from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the affected Fund and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the ordinary operating expenses of the Fund, all expenses in connection with registration of shares of the Fund with the Securities and Exchange Commission and notice filing fees under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses from its own resources.

     As agent, the Distributor offers shares of the Fund to investors in states where the shares are available for sale, at net asset value, without sales commissions or other sales load. The Distributor offers the Fund's shares only on a best-efforts basis.

     The Distributor or another broker affiliated with the Distributor may receive brokerage commissions on purchases and sales of portfolio securities by the Fund. Those amounts, if any, are described under "Portfolio Transactions and Brokerage."

     The Distributor is a selling agent for two series of First American Funds, Inc. - the Prime Obligations Fund and the Government Obligations Fund. Those funds are the funds for which shareholders may exchange their shares of the Fund through the exchange privilege described in the Prospectus.

FINANCIAL STATEMENTS

     The Fund's audited financial statements for the year ended
December 31, 2001 are attached to this Statement of Additional Information as Appendix A.

                                   APPENDIX A

                              FINANCIAL STATEMENTS

  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2001
------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
COMMON STOCKS
AUTOS & TRANSPORTATION -- 10.9%
  AUTO PARTS -- 1.5%
American Axle & Mfg Holdings(a)      Manufacturer of car axles             256,800     $  5,490,384
  OTHER TRANSPORTATION -- 4.8%
Interpool, Inc.                      Container leasing firm                462,100        8,895,425
Monaco Coach Corp.                   RV producer                           419,950        9,184,307
                                                                                       ------------
                                                                                         18,079,732
  TRUCKING -- 4.6%
Landstar System, Inc.(a)             Truckload carrier                     101,800        7,381,518
Werner Enterprises Inc.              Truckload carrier                     411,600       10,001,880
                                                                                       ------------
                                                                                         17,383,398
                                                                                       ------------
  TOTAL AUTOS & TRANSPORTATION                                                           40,953,514
CONSUMER DISCRETIONARY -- 21.0%
  COMMERCIAL SERVICES -- 6.1%
Central Parking Corporation          Operator of parking facilities        242,800        4,768,592
Moore Corp. Limited                  Business forms                        674,400        6,406,800
Spherion Corp.(a)                    Staffing provider                     410,100        4,002,576
United Stationers Inc.(a)            Office products distributor           225,400        7,584,710
                                                                                       ------------
                                                                                         22,762,678
  CONSUMER PRODUCTS/SERVICES -- 6.6%
Furniture Brands Int'l.(a)           Furniture manufacturer                229,900        7,361,398
Polaris Industries Inc.              Snowmobiles, ATVs, motorcycles         98,000        5,659,500
School Specialty, Inc.(a)            Non-textbook school supplies          181,900        4,161,872
Scotts Company(a)                    Turf & horticulture products          140,600        6,692,560
Toro Co. (The)                       Turf maintenance products              15,900          715,500
                                                                                       ------------
                                                                                         24,590,830
  RESTAURANTS -- 3.4%
Jack In the Box, Inc.(a)             Quick service restaurant              152,900        4,210,866
O'Charley's Inc.(a)                  Casual dining                         317,350        5,874,149
Ruby Tuesday, Inc.                   Casual dining                         120,600        2,487,978
                                                                                       ------------
                                                                                         12,572,993
  RETAIL -- 4.9%
Aaron Rents, Inc.                    Furniture rental chain                407,000        6,634,100
Charming Shoppes, Inc.(a)            Women's apparel                       869,700        4,618,107
Pier 1 Imports, Inc.                 Home furnishings retailer             419,000        7,265,460
                                                                                       ------------
                                                                                         18,517,667
                                                                                       ------------
  TOTAL CONSUMER DISCRETIONARY                                                           78,444,168

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
CONSUMER STAPLES -- 1.5%
  CONSUMER STAPLES -- 1.5%
Del Monte Foods Co.(a)               Canned foods                          671,700     $  5,716,167
ENERGY -- 2.9%
  EQUIPMENT & SERVICES -- 1.7%
Chiles Offshore Inc.(a)              Operator of drilling rigs             103,700        2,062,593
Hanover Compressor Co.(a)            Lessor of compressors                 164,100        4,145,166
                                                                                       ------------
                                                                                          6,207,759
  EXPLORATION & PRODUCTION -- 1.2%
Remington Oil & Gas Corp.(a)         Oil and gas producer                  262,600        4,542,980
                                                                                       ------------
  TOTAL ENERGY                                                                           10,750,739
FINANCIAL SERVICES -- 23.8%
  BANKS/THRIFTS -- 5.3%
Commerce Bancshares Inc.             Regional bank                         210,600        8,211,294
CVB Financial Corp.                  Commercial bank                       105,900        2,478,060
East West Bancorp, Inc.              Commercial bank                       175,200        4,511,400
Waypoint Financial Corp.             Pennsylvania thrift                   310,400        4,680,832
                                                                                       ------------
                                                                                         19,881,586
  INSURANCE -- 9.4%
Delphi Financial Group, Inc.         Accident & health insurance           192,179        6,399,561
HCC Insurance Holdings, Inc.         Property & casualty insurance         173,700        4,785,435
IPC Holdings, Ltd.                   Property catastrophe reinsurer         60,600        1,793,760
Old Republic Int'l. Corp.            Multi-line insurance company          351,200        9,837,112
Reinsurance Group of America         Life reinsurer                        259,500        8,636,160
Selective Insurance Group, Inc.      Property & casualty insurance         166,135        3,610,114
                                                                                       ------------
                                                                                         35,062,142
  OTHER FINANCIAL SERVICES -- 1.9%
Raymond James Financial, Inc.        Investment services                   205,800        7,310,016

  REAL ESTATE INVESTMENT TRUSTS -- 7.2%
AMB Property Corporation             Industrial REIT                       202,600        5,267,600
Brandywine Realty Trust              Office REIT                           237,600        5,006,232
iStar Financial, Inc.                Commercial real estate lender         255,700        6,379,715
Summit Properties Inc.               Apartment REIT                        199,600        1,993,992
Ventas, Inc.                         Healthcare REIT                       462,400        5,317,600
                                                                                       ------------
                                                                                         26,965,139
                                                                                       ------------
  TOTAL FINANCIAL SERVICES                                                               89,218,883

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
HEALTH CARE -- 6.4%
  HEALTH CARE SERVICES -- 5.2%
Amerigroup Corp.(a)                  Managed care                          167,300     $  3,647,140
Anthem, Inc.(a)                      Managed care                          143,200        7,088,400
Apria Healthcare Group Inc.(a)       Home healthcare service provider      191,600        4,788,084
Trigon Healthcare, Inc.(a)           Managed care                           60,400        4,194,780
                                                                                       ------------
                                                                                         19,718,404
  MEDICAL EQUIPMENT/PRODUCTS -- 1.2%
Invacare Corp.                       Home health care products             129,200        4,355,332
                                                                                       ------------
  TOTAL HEALTH CARE                                                                      24,073,736
MATERIALS & PROCESSING -- 3.1%
  PACKAGING/PAPER -- 1.7%
Albany International Corp.           Paper machine clothing                295,542        6,413,261
  STEEL/IRON -- 1.4%
Reliance Steel & Aluminum Co.        Metal service center                  200,700        5,268,375
                                                                                       ------------
  TOTAL MATERIALS & PROCESSING                                                           11,681,636
PRODUCER DURABLES -- 11.1%
  HOME BUILDING -- 2.7%
D.R. Horton, Inc.                    Homebuilder                           313,600       10,179,456
  MACHINERY -- 7.0%
Flowserve Corporation(a)             Pump and valve manufacturer           258,800        6,886,668
IDEX Corp.                           Specialty pump products               158,300        5,461,350
Kennametal, Inc.                     Metal-cutting tools                   184,800        7,441,896
MSC Industrial Direct Co. Inc.(a)    Marketer of industrial products       332,400        6,564,900
                                                                                       ------------
                                                                                         26,354,814
  OTHER PRODUCER DURABLES -- 1.4%
LSI Industries Inc.                  Lighting/graphics products            295,250        5,137,350
                                                                                       ------------
  TOTAL PRODUCER DURABLES                                                                41,671,620
TECHNOLOGY -- 12.6%
  DISTRIBUTION -- 1.2%
Pomeroy Computer                     Computer products reseller            283,600        3,828,600
  Resources, Inc.(a)
Scansource, Inc.(a)                  Specialty technology products          16,500          785,400
                                                                                       ------------
                                                                                          4,614,000

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
  ELECTRONIC COMPONENTS -- 6.3%
Fairchild Semiconductor Int'l(a)     Semiconductors                        186,200     $  5,250,840
International Rectifier Corp.(a)     Electronics manufacturing             151,400        5,280,832
KEMET Corp.(a)                       Capacitor manufacturer                297,200        5,275,300
Radisys Corporation(a)               Mfg. of embedded computers            187,400        3,684,284
Silicon Storage Technology, Inc.(a)  Flash memory                          439,000        4,231,960
                                                                                       ------------
                                                                                         23,723,216
  OTHER TECHNOLOGY -- 4.1%
Avaya, Inc.(a)                       Communications systems                400,700        4,868,505
MCSI, Inc.(a)                        Audio/video equipment integrator      285,500        6,694,975
Park Electrochemical Corp.           Advanced electronic materials         146,800        3,875,520
                                                                                       ------------
                                                                                         15,439,000
  SOFTWARE -- 1.0%
MSC Software Corporation             Simulation software company           228,400        3,563,040
                                                                                       ------------
  TOTAL TECHNOLOGY                                                                       47,339,256
                                                                                       ------------
TOTAL COMMON STOCKS -- 93.3%
(Cost $284,810,578)                                                                     349,849,719
MONEY MARKET INSTRUMENTS
Yield 1.846% to 1.926%
  due 01/02/02 to 06/21/02
  American Family Financial Services                                                     11,560,957
  Galaxy Funding                                                                          1,000,000
  Wisconsin Corp. Credit Union                                                              730,206
  Wisconsin Electric                                                                      8,153,252
                                                                                       ------------
TOTAL MONEY MARKET INSTRUMENTS -- 5.7%
(Cost $21,444,415)                                                                       21,444,415
                                                                                       ------------
TOTAL INVESTMENTS -- 99.0%
(Cost $306,254,993)                                                                     371,294,134
OTHER ASSETS LESS LIABILITIES -- 1.0%                                                     3,650,539
                                                                                       ------------
NET ASSETS - 100.0%                                                                    $374,944,673
                                                                                       ============

(a) Non-income producing security.

Based on cost of investments for federal income tax purposes of $307,660,601 on December 31, 2001, net unrealized appreciation was $63,633,533, consisting of gross unrealized appreciation of $67,815,647 and gross unrealized depreciation of $4,182,114.

See accompanying notes to financial statements.

  STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $306,254,993)                      $371,294,134
Cash                                                                 486,674
Receivable for:
  Securities sold                                   $3,052,757
  Fund shares sold                                   1,451,592
  Dividends and interest                               362,614     4,866,963
                                                    ----------  ------------
Total assets                                                     376,647,771

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                              $1,171,337
  Fund shares redeemed                                  67,221
  Comprehensive management fee                         464,540     1,703,098
                                                    ----------  ------------
Net assets applicable to shares outstanding                     $374,944,673
                                                                ============
Shares outstanding--no par value (unlimited number
  of shares authorized)                                           16,662,898
                                                                ============
PRICING OF SHARES
Net asset value, offering price and redemption
  price per share                                               $      22.50
                                                                ============
ANALYSIS OF NET ASSETS
Paid-in capital                                                 $311,824,403
Accumulated net realized loss on sales of
  investments                                                     (1,918,871)
Net unrealized appreciation of investments                        65,039,141
                                                                ------------
Net assets applicable to shares outstanding                     $374,944,673
                                                                ============

See accompanying notes to financial statements.

  STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------

Investment income
  Dividends                                                        $ 3,584,506
  Interest                                                             908,851
                                                                   -----------
Total investment income                                              4,493,357

Expenses:
  Comprehensive management fee                                       5,004,776
  Fees to unaffiliated trustees                                         34,252
                                                                   -----------
Total expenses                                                       5,039,028
                                                                   -----------
Net investment loss                                                   (545,671)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                         18,606,863
  Change in net unrealized appreciation                             22,381,781
                                                                   -----------
Net realized and unrealized gain on investments                     40,988,644
                                                                   -----------
Net increase in net assets resulting from operations               $40,442,973
                                                                   ===========

See accompanying notes to financial statements.

  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                           Year Ended     Year Ended
                                            12/31/01       12/31/00
                                          -------------  -------------
From operations:
  Net investment loss                     $    (545,671) $    (774,751)
  Net realized gain on sales of
    investments                              18,606,863     16,672,088
  Change in net unrealized appreciation      22,381,781     40,055,583
                                          -------------  -------------
Net increase in net assets resulting
  from operations                            40,442,973     55,952,920

From fund share transactions:
  Proceeds from fund shares sold            176,716,156    141,996,649
  Reinvestment of capital gain
    distribution                                     --             --
  Payments for fund shares redeemed        (129,164,966)  (131,344,964)
                                          -------------  -------------
Net increase in net assets resulting
  from share transactions                    47,551,190     10,651,685
                                          -------------  -------------
Total increase in net assets                 87,994,163     66,604,605
Net assets at beginning of year             286,950,510    220,345,905
                                          -------------  -------------
Net assets at end of year                 $ 374,944,673  $ 286,950,510
                                          =============  =============

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                      Year           Year         Year        Year        Year
                                     Ended          Ended        Ended       Ended       Ended
                                    12/31/01       12/31/00     12/31/99    12/31/98    12/31/97
                                   -------------------------------------------------------------
Net asset value at
  beginning of year                 $  19.75       $  15.90     $  19.78    $  21.66    $  18.16
                                    --------       --------     --------    --------    --------
Income from Investment
  Operations
    Net investment loss                (0.04)*        (0.06)*      (0.14)*     (0.11)      (0.07)
    Net realized and
      unrealized gain/
      (loss) on investments             2.79           3.91        (2.51)      (1.45)       6.46
                                    --------       --------     --------    --------    --------
      Total from investment
        operations                      2.75           3.85        (2.65)      (1.56)       6.39
                                    --------       --------     --------    --------    --------
Less distributions from net
  realized gains on
  investments                             --             --        (1.23)      (0.32)      (2.89)
                                    --------       --------     --------    --------    --------
Net asset value at end of year      $  22.50       $  19.75     $  15.90    $  19.78    $  21.66
                                    ========       ========     ========    ========    ========
Total Return                          13.92%         24.21%      (13.28%)     (7.17%)     35.43%

Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                         1.49%          1.51%        1.48%       1.47%       1.48%
  Ratio of net investment loss
    to average net assets             (0.16%)        (0.32%)      (0.32%)     (0.50%)     (0.41%)
  Portfolio turnover rate                93%            92%          81%         68%         62%
  Net assets, end
    of year (in thousands)          $374,945       $286,951     $220,346    $445,024    $467,070
                                    ========       ========     ========    ========    ========

* Based on monthly average shares outstanding.

 NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 2001, the Fund had capital loss carryforwards of $513,263. This loss may be used to offset capital gains arising in tax years through 2008.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from accounting principles generally accepted in the United States.

------------------------------------------------------------------------

Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and reclassification of REIT income.

/ / LINE OF CREDIT - The Fund has a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund's investment adviser is Skyline Asset Management, L.P. ("Adviser"). The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. In 2001, the Fund borrowed a nominal amount for liquidity reasons.

/ / USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

                                       2
                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 2001 was $5,004,776.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 2001, the Fund incurred fees of $34,252 to its unaffiliated trustees.

                                       3
                             ACQUISITIONS OF FUNDS

On February 29, 2000, Skyline Special Equities Portfolio acquired all of the net assets of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian, each of which was also a series of Skyline Funds, pursuant to a plan of reorganization approved by the shareholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian. The acquisitions were accomplished by a tax-free exchange of 3,903,850 shares of Skyline Special Equities Portfolio (valued at $58,550,262) for the 5,424,907 shares of Skyline Small Cap Value Plus and 468,882 shares of Skyline Small Cap Contrarian outstanding on February 29, 2000. Skyline Small Cap Value Plus' net assets at that date ($55,470,313), including $5,678,738 of unrealized appreciation, and Skyline Small Cap Contrarian's net assets at that date ($3,079,949), including $176,541 of unrealized depreciation, were combined with those of Skyline Special Equities Portfolio. The net

------------------------------------------------------------------------

assets of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Small Cap Contrarian immediately before the acquisition were, $180,825,745, $55,470,313, and $3,079,949, respectively.

                                       4
                            FUND SHARE TRANSACTIONS

As of December 31, 2001, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund's shares of beneficial interest were as follows:

                                 Shares                     Dollar Amount
                        -------------------------   -----------------------------
                        Year Ended    Year Ended     Year Ended      Year Ended
                         12/31/01      12/31/00       12/31/01        12/31/00
                        ---------------------------------------------------------
Shares sold              8,445,916     4,788,020    $ 176,716,156   $  83,446,387
Shares issued in
  connection with
  acquisition of
  Skyline Small Cap
  Value Plus and
  Skyline Contrarian
  Funds                         --     3,903,850               --   $  58,550,262
                        -----------   -----------   -------------   -------------
                         8,445,916     8,691,870      176,716,156     141,996,649
Shares redeemed         (6,315,442)   (8,015,810)    (129,164,966)   (131,344,964)
                        -----------   -----------   -------------   -------------
Net increase/decrease    2,130,474       676,060    $  47,551,190   $  10,651,685
                        ===========   ===========   =============   =============

                                       5
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 2001, were as follows:

Cost of purchases                   $336,357,631
Proceeds from sales                 $298,378,161

  REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Skyline Special Equities Portfolio (the "Fund") as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Chicago, Illinois
February 4, 2002